UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under §240.14a-12

ONCOSEC MEDICAL INCORPORATED

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

ONCOSEC MEDICAL INCORPORATED
24 N. Main Street
Pennington, NJ 08534

To the Stockholders of OncoSec Medical Incorporated:

You are cordially invited to attend a special meeting of the stockholders of OncoSec Medical Incorporated, to be held virtually on August 22, 2019, at 10:00 a.m., Eastern Time. The meeting can be accessed by visiting www.virtualshareholdermeeting.com/ONCS2019SM, where you will be able to listen to the meeting live, submit questions and vote online.

The Notice of Special Meeting of Stockholders and Proxy Statement, which describe the formal business to be conducted at the meeting, follow this letter. At the Special Meeting, the stockholders will be asked to (i) approve an amendment to our Articles of Incorporation to increase the number of authorized shares of common stock from 16,000,000 to 45,000,000; (ii) approve an amendment to our Articles of Incorporation to authorize the Company to issue up to 5,000,000 shares of blank check preferred stock, par value $0.0001 per share, in one or more series as determined by the Board, with such rights, privileges, preferences and limitations as the Board may, in its sole discretion, determine; and (iii) transact such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.

In accordance with the rules and regulations of the Securities and Exchange Commission, beginning on or about July 12, 2019, we are mailing a full set of our proxy materials to all of our stockholders of record and beneficial owners as of the record date.

Your vote is very important to us. Whether or not you attend the meeting, it is important that your shares be represented and voted at the meeting. As an alternative to voting at the Special Meeting, you may vote via the Internet, by telephone, or by mailing the completed proxy card. Voting by any of these methods will ensure your representation at the Special Meeting.

The Board of Directors and management look forward to seeing you at the Special Meeting.

Sincerely,

/s/ Daniel J. O’Connor
Daniel J. O’Connor
Chief Executive Officer and President

July 12, 2019

ONCOSEC MEDICAL INCORPORATED
24 N. Main Street
Pennington, NJ 08534
(855) 662-6732

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To the Stockholders of OncoSec Medical Incorporated:

The Special Meeting of stockholders of OncoSec Medical Incorporated (the “Company,” “OncoSec,” “we,” “us” or “our”) will be held virtually on August 22, 2019 at 10:00 a.m., Eastern Time, for the following purposes, which are further described in the accompanying proxy statement (the “Proxy Statement”):

(1) to approve an amendment to our Articles of Incorporation to increase the number of authorized shares of common stock from 16,000,000 to 45,000,000;

(2) to approve an amendment to our Articles of Incorporation to authorize the Company to issue up to 5,000,000 shares of blank check preferred stock, par value $0.0001 per share, in one or more series as determined by the Board, with such rights, privileges, preferences and limitations as the Board may, in its sole discretion, determine; and

(3) to transact such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.

The Board of Directors recommends a vote “FOR” Proposals 1 and 2.

Only stockholders of record at the close of business on June 26, 2019 are entitled to receive notice of and to vote at the special meeting and any adjournments or postponements thereof. On or about July 12, 2019, we expect to send our stockholders this Notice of Special Meeting of Stockholders and the accompanying Proxy Statement and materials. The meeting can be accessed by visiting www.virtualshareholdermeeting.com/ONCS2019SM, where you will be able to listen to the meeting live, submit questions and vote online. Whether or not you expect to attend the special meeting, please vote as promptly as possible by following the instructions in the Notice of Internet Availability of Proxy Materials or the proxy card you receive in the mail.

By order of the Board of Directors,

/s/ Daniel J. O’Connor
Daniel J. O’Connor
Chief Executive Officer and President

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD VIRTUALLY ON AUGUST 22, 2019: THE NOTICE OF THE SPECIAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT ARE AVAILABLE AT WWW.PROXYVOTE.COM.

Pennington, NJ
July 12, 2019

TABLE OF CONTENTS

Page

GENERAL INFORMATION	1
Delivery of Proxy Materials	1

QUESTIONS AND ANSWERS	2
Voting Information	8
How to Cast or Revoke Your Vote	9
Attending the Special Meeting	10
Proxy Solicitation Costs	11
Householding	11

PROPOSAL 1 APPROVAL OF AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION to increase the number of authorized shares of common stock from 16,000,000 to 45,000,000	12

PROPOSAL 2 APPROVAL OF AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO AUTHORIZE THE ISSUANCE OF UP TO 5,000,000 SHARES OF BLANK CHECK PREFERRED STOCK	13

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	15

ADDITIONAL INFORMATION	17
Stockholder Proposals for Our Next Annual Meeting of Stockholders	17
Other Business at the Special Meeting	17

APPENDIX A: CERTIFICATE OF AMENDMENT TO ONCOSEC MEDICAL INCORPORATED’S ARTICLES OF INCORPORATION	A-1

i

ONCOSEC MEDICAL INCORPORATED
24 N. Main Street
Pennington, NJ 08534
(855) 662-6732

PROXY STATEMENT
SPECIAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

This proxy statement (“Proxy Statement”) is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board”) of OncoSec Medical Incorporated, a Nevada corporation (the “Company,” “OncoSec,” “we,” “us” or “our”), for use at our special meeting of stockholders (the “Special Meeting”) to be held virtually on August 22, 2019, at 10:00 a.m., Eastern Time, and at any adjournments or postponements thereof. Stockholders are being asked to vote at the Special Meeting on the following proposals: (1) to approve an amendment to our Articles of Incorporation to increase the number of authorized shares of common stock from 16,000,000 to 45,000,000; (2) to approve an amendment to our Articles of Incorporation to authorize the Company to issue up to 5,000,000 shares of blank check preferred stock, par value $0.0001 per share, in one or more series as determined by the Board, with such rights, privileges, preferences and limitations as the Board may, in its sole discretion, determine; and (3) to transact such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.

This Proxy Statement summarizes the information you need to know in order to vote on these proposals in an informed manner.

Delivery of Proxy Materials

Your vote is very important. Accordingly, beginning on or about July 12, 2019, we are mailing a full set of our proxy materials to all of our stockholders of record and beneficial owners as of the Record Date.

1

QUESTIONS AND ANSWERS

Q:	When is the Special Meeting?

A.	The Special Meeting will be held at 10:00 a.m., Eastern Time, on August 22, 2019.

Q:	Where will the Special Meeting be held?

A.	The Special Meeting will be conducted completely online via the Internet. Stockholders may attend and participate in the meeting by visiting www.virtualshareholdermeeting.com/ONCS2019SM. To access the Special Meeting, you will need the 16 digit control number included on your proxy card or on your voting instruction form. We encourage you to access the meeting before the start time of 10:00 a.m., Eastern Time, on August 22, 2019. Please allow ample time for online check-in, which will begin at 9:45 a.m., Eastern Time, on August 22, 2019.

Q:	What is the purpose of the Special Meeting?

A.	At the Special Meeting, our stockholders will act upon the matters outlined in the Notice of Special Meeting of Stockholders accompanying this Proxy Statement, including the following proposals: (1) to approve an amendment to our Articles of Incorporation to increase the number of authorized shares of common stock from 16,000,000 to 45,000,000; (2) to approve an amendment to our Articles of Incorporation to authorize the Company to issue up to 5,000,000 shares of blank check preferred stock, par value $0.0001 per share, in one or more series as determined by the Board, with such rights, privileges, preferences and limitations as the Board may, in its sole discretion, determine; and (3) to transact such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.

Q:	How many votes do I have?

A.	On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.

2

Q:	Who is entitled to vote at the Special Meeting?

A.	Only stockholders of record at the close of business on June 26, 2019, which we refer to as the Record Date, are entitled to receive notice of the Special Meeting and to vote the shares that they held on that date at the Special Meeting, or any adjournment or postponement thereof. As of the close of business on the Record Date, we had 10,616,740 shares of common stock outstanding. Each share of common stock entitles its holder to one vote at the Special Meeting. A list of stockholders entitled to vote at the Special Meeting, including the address of and number of shares held by each stockholder of record, will be available for your inspection beginning July 12, 2019, at our offices located at 24 N. Main Street, Pennington, NJ 08534, between the hours of 10:00 a.m. and 5:00 p.m., Eastern Time, each business day.

Stockholders of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with our transfer agent, Nevada Agency and Transfer Company, then you are a stockholder of record. As a stockholder of record, you may vote at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting, we urge you to fill out and return the enclosed proxy card, to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank, Custodian or Other Nominee. If on the Record Date your shares were held in an account at a brokerage firm, bank, custodian or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker, bank, custodian or other nominee on how to vote the shares in your account. You are also invited to attend and vote your shares at the Special Meeting.

Q:	What if I have technical difficulties or trouble accessing the virtual Special Meeting?

A.	We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Special Meeting. If you encounter any difficulties accessing the virtual Special Meeting during the check-in or meeting time, please call the technical support number that will be posted at www.virtualshareholdermeeting.com/ONCS2019SM, or at www.proxyvote.com. Technical support will be available starting at 9:45 a.m. Eastern Time on August 22, 2019.

Q:	Why is the Special Meeting a virtual, online meeting?

A.	By conducting our Special Meeting solely online via the Internet, we eliminate many of the costs associated with a physical meeting. In addition, we anticipate that a virtual Special Meeting will provide greater accessibility for stockholders, encourage stockholder participation from around the world, and improve our ability to communicate more effectively with our stockholders during the Special Meeting.

3

Q:	How may I vote my shares at the virtual Special Meeting?

A.	If you hold shares of OncoSec Medical Incorporated common stock as the stockholder of record, or if you are a beneficial owner and hold shares of OncoSec Medical Incorporated common stock in street name, you have the right to vote those shares at the Special Meeting. In order to vote your shares during the Special Meeting, whether you hold your shares of record or in street name, please follow the instructions at www.virtualshareholdermeeting.com/ONCS2019SM. You will need the 16 digit control number provided on your proxy card and voting instruction form. Even if you plan to attend the virtual Special Meeting, you should submit a proxy card or voting instruction form for your shares in advance, so that your vote will be counted if you later decide not to attend the virtual Special Meeting.

Q:	How may I vote my shares without attending the Special Meeting?

A.	Whether you hold shares directly as the stockholder of record or indirectly as the beneficial owner of shares held for you by a broker or other nominee (i.e., in “street name”), you may direct your vote without attending the Special Meeting. You may vote by granting a proxy or, for shares you hold in street name, by submitting voting instructions to your broker or nominee. In most instances, you will be able to do this by Internet, telephone or by mail. Please refer to the summary instructions below and those included on your proxy card or, for shares you hold in street name, the voting instruction card provided by your broker or nominee.

By Internet — If you have internet access, you may authorize your proxy from any location in the world as directed in our “Important Notice Regarding the Availability of Proxy Materials.” You may also access the proxy materials and voting instructions over the Internet via the web address provided on the “Important Notice Regarding the Availability of Proxy Materials.” To access the materials and to submit your proxy or voting instructions, you will need the 16 digit control number provided on the Notice you received in the mail. You may submit your proxy or voting instructions by following the instructions on the Notice or on the proxy voting website.

By Telephone — If you are calling from the United States or Canada, you may authorize your proxy by following the “By Telephone” instructions on the proxy card or, if applicable, the telephone voting instructions that may be described on the voting instruction card sent to you by your broker or nominee.

By Mail — You may authorize your proxy by signing your proxy card and mailing it in the enclosed, postage-prepaid and addressed envelope. For shares you hold in street name, you may sign the voting instruction card included by your broker or nominee and mail it in the envelope provided.

4

Q:	What is a proxy?

A.	A proxy is a person you appoint to vote your shares of our common stock on your behalf. If you are unable to attend the Special Meeting, our Board of Directors is seeking your appointment of a proxy so that your shares of our common stock may be voted. If you vote by proxy, you will be designating Daniel J. O’Connor, our President and Chief Executive Officer, and Sara M. Bonstein, our Chief Financial Officer, Chief Operating Officer and Corporate Secretary, as your proxies. Mr. O’Connor and/or Ms. Bonstein may act on your behalf and have the authority to appoint a substitute to act as your proxy.

Q:	How will my shares be voted if I vote by proxy?

A.	Your proxy will be voted according to the instructions you provide. If you complete and submit your proxy but do not otherwise provide instructions on how to vote your shares, your shares will be voted (i) “FOR” the approval of an amendment to our Articles of Incorporation to increase the number of authorized shares of Common Stock from 16,000,000 to 45,000,000, and (ii) “FOR” the approval of an amendment to our Articles of Incorporation to authorize the issuance of up to 5,000,000 shares of blank check preferred stock. Presently, our Board of Directors does not know of any other matter that may come before the Special Meeting. However, your proxies are authorized to vote on your behalf, using their discretion, on any other business that properly comes before the Special Meeting.

Q:	Can I change my vote after I return my proxy card?

A.	Yes. You may revoke your proxy at any time before the final vote at the Special Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

You may send a written notice that you are revoking your proxy to our Corporate Secretary, Sara M. Bonstein, at 24 N. Main Street Pennington, NJ 08534 (so long as we receive such notice no later than the close of business on the day before the Special Meeting);

You may submit a later dated proxy card or voting again via the Internet as described in the “Important Notice Regarding the Availability of Proxy Materials”; or

You may attend the Special Meeting by following the instructions at www.virtualshareholdermeeting.com/ONCS2019SM. To vote, you will need the 16 digit control number provided on your proxy card and voting instruction form. Simply attending the Special Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker, bank, custodian or other nominee, you should follow the instructions provided by such broker, bank, custodian or other nominee.

5

Q:	Is my vote confidential?

A.	Yes. All votes remain confidential, unless you provide otherwise.

Q:	How are votes counted?

A.	Before the Special Meeting, our Board of Directors will appoint one or more inspectors of election for the meeting. The inspector(s) will determine the number of shares represented at the Special Meeting, the existence of a quorum and the validity and effect of proxies. The inspector(s) will also receive, count, and tabulate ballots and votes and determine the results of the voting on each matter that comes before the Special Meeting.

Abstentions and votes withheld, and shares represented by proxies reflecting abstentions or votes withheld, will be treated as present for purposes of determining the existence of a quorum at the Special Meeting. They will not be considered as votes “for” or “against” any matter for which the stockholder has indicated their intention to abstain or withhold their vote. Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and (i) the broker does not have discretionary voting authority on the matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. Under the rules of the New York Stock Exchange, which govern voting matters at the Special Meeting, brokers are permitted to exercise discretionary voting authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner.

The approval of an amendment to our Articles of Incorporation to increase our authorized common stock from 16,000,000 to 45,000,000 shares is considered to be a “routine” matter. Brokers that hold your shares therefore have discretionary authority to vote your shares on this matter unless they receive instructions from you on those matters.

Q:	What constitutes a quorum at the Special Meeting?

A.	In accordance with Nevada law (the law under which we are incorporated) and our bylaws, the presence at the Special Meeting, by proxy or in person, of the holders of a majority of the shares of our common stock issued, outstanding, and entitled to vote on the Record Date constitutes a quorum, thereby permitting the stockholders to conduct business at the Special Meeting. Abstentions, votes withheld, and broker or nominee non-votes will be included in the calculation of the number of shares considered present at the Special Meeting for purposes of determining the existence of a quorum.

If a quorum is not present at the Special Meeting, a majority of the stockholders present in person and by proxy may adjourn the meeting to another date. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting by our Board of Directors, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the adjourned meeting. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the originally called meeting.

Q:	What vote is required to approve an amendment to our Articles of Incorporation to increase the number of authorized shares of common stock from 16,000,000 to 45,000,000?

A.	The affirmative vote of a majority of the common shares outstanding is required to approve the amendment to our Articles of Incorporation to increase the number of authorized shares of Common Stock from 16,000,000 to 45,000,000. The effect of an abstention or a broker non-vote, if any, is the same as that of a vote against the proposal, as this is a “routine” matter (see “How are Votes Counted?” above).

6

Q:	What vote is required to authorize our Board, in its sole discretion, to amend the Articles of Incorporation to authorize the issuance of up to 5,000,000 shares of blank check preferred stock, par value $0.0001 per share, in one or more series as determined by the Board, with such rights, privileges, preferences and limitations as the Board may, in its sole discretion, determine?

A.	The affirmative vote of a majority of the common shares outstanding is required to approve the amendment to our Articles of Incorporation to authorize the Company to issue up to 5,000,000 shares of blank check preferred stock, par value $0.0001 per share, in one or more series as determined by the Board, with such rights, privileges, preferences and limitations as the Board of Directors may, in its sole discretion, determine. Abstentions and votes withheld and broker or nominee non-votes (and shares represented by proxies reflecting broker or nominee non-votes) will have the same effect as a negative vote.

Q:	How can I find out the results of the voting at the Special Meeting?

A.	We will announce preliminary voting results at the Special Meeting. We will also disclose voting results on a Form 8-K filed with the Securities and Exchange Commission (“SEC”), within four business days after the Special Meeting.

Q:	Who is paying for this proxy solicitation?

A.	We will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. If you choose to vote over the Internet, you are responsible for internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these proxy materials, we have retained Morrow Sodali LLC, a proxy solicitation firm, to solicit proxies in connection with the Special Meeting at a cost of $10,000, plus out-of-pocket expenses. Proxies may be solicited by mail, personal interview, email, telephone, facsimile or via the Internet by Morrow Sodali LLC or, without additional compensation, by certain of our directors, officers and employees.

Q:	How can I obtain a copy of our annual report on Form 10-K?

A.	We have filed our annual report on Form 10-K for the fiscal year ended July 31, 2018, with the SEC. You may obtain, free of charge, a copy of our annual report on Form 10-K, including financial statements and exhibits, by writing to our Corporate Secretary, Sara M. Bonstein. Upon request, we will also furnish any exhibits to the annual report on Form 10-K as filed with the SEC.

7

Important Notice Regarding the Availability of Proxy Materials for the
Virtual Special Meeting of Stockholders to Be Held on August 22, 2019

The Notice of Special Meeting of Stockholders and this Proxy Statement are available at www.proxyvote.com.

You are encouraged to access and review all of the important information contained in the proxy materials before voting.

Note Regarding Reverse Stock Split

Effective as of 5:00 p.m., Eastern Time, on May 20, 2019, we filed an amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada to effect a 1 for 10 reverse split of our authorized and outstanding common stock. All applicable share and per share amounts reflected in this Proxy Statement have been adjusted to reflect the reverse stock split, unless otherwise specified.

Voting Information

Effect of Not Providing Voting Instructions; Broker Non-Votes

If you are a stockholder of record and you submit a valid proxy that is not revoked before your shares are voted at the Special Meeting and that does not provide voting instructions with respect to your shares, all shares represented by your proxy will be voted in accordance with the recommendation of the Board of Directors on each proposal to be presented at the Special Meeting, as described in this Proxy Statement.

If you hold your shares in “street name” (that is, your shares are held by a broker or other nominee on your behalf as the beneficial owner, but are not held of record in your name), it is critical that you provide voting instructions to your broker or other nominee if you want your vote to count on Proposal 2 (approval of an amendment to our Articles of Incorporation). This proposal constitutes a “non-routine” matter on which a broker or other nominee is not entitled to vote shares held for a beneficial owner without receiving specific voting instructions from the beneficial owner. As a result, if you hold your shares in street name and you do not instruct your broker on how to vote on Proposal 2, this will have the same effect as a negative vote. Your broker or other nominee will have discretion to vote uninstructed shares on Proposal 1 (approval of an amendment to our Articles of Incorporation) because this proposal constitutes a “routine” matter on which a broker or other nominee is entitled to vote shares held for a beneficial owner even without receiving voting instructions from the beneficial owner.

8

Tabulation of Votes

The inspector of elections of the Special Meeting will tabulate the votes of our stockholders. All shares entitled to vote and represented by properly submitted proxies (including those submitted via the Internet, by telephone and by mail) that are received before the voting deadlines described under “How to Cast or Revoke Your Vote—Voting Deadlines” below and are not revoked or superseded will be voted at the Special Meeting in accordance with the instructions indicated on the proxies. If such a properly submitted and unrevoked proxy does not provide voting instructions on a proposal, then the shares represented by the proxy will be voted on the proposal at the Special Meeting by the proxy holders named in the proxy in accordance with the recommendations of our Board as described in this Proxy Statement. If the Special Meeting is adjourned or postponed, properly submitted and unrevoked proxies will remain effective and will be voted at the adjourned or postponed Special Meeting, and stockholders will retain the right to change or revoke any such proxy until it is actually voted at the adjourned or postponed Special Meeting.

How to Cast or Revoke Your Vote

Stockholders of Record

You are a stockholder of record if your shares are registered directly in your name with Nevada Agency and Transfer Company, our transfer agent. If you were a stockholder of record at the close of business on the Record Date for the Special Meeting, you may vote by submitting your proxy via the Internet, by telephone or through the mail. To vote via the Internet, follow the instructions and go to the internet address stated on your proxy card. To vote by telephone, call the number stated on your proxy card. If you have received a proxy card in the mail and wish to vote by mail, simply mark your proxy card, date and sign it, and return it in the postage-prepaid envelope. If you have received a proxy card in the mail and wish to vote by mail, simply mark your proxy card, date and sign it, and return it in the postage-prepaid envelope. If you do not have the postage-prepaid envelope, please mail your completed proxy card to the following address: OncoSec Medical Incorporated, c/o Proxy Services, 51 Mercedes Way, Edgewood, New York 11717.

As a stockholder of record, you are entitled to revoke your proxy at any time before it is voted at the Special Meeting. A proxy may be revoked by submitting a later-dated vote at the Special Meeting, via the Internet, by telephone or by mail, or by delivering to us a written notice of revocation. A later-dated proxy may be submitted by any of the voting methods described above, and a written notice of revocation may be sent to OncoSec Medical Incorporated, 24 N. Main Street, Pennington, NJ 08534, or hand-delivered to our Secretary at or before the voting at the Special Meeting.

9

Beneficial Owners

You are a beneficial owner of shares held in street name if your shares are held by a broker or other nominee and not in your name. As a beneficial owner, you have the right to direct your broker or other nominee on how to vote the shares held in your account as of the Record Date for the Special Meeting. You should receive voting instructions from the broker or other nominee that holds your shares, and you should follow these instructions in order to direct your broker or other nominee on how to vote your shares. The availability of various voting methods for beneficial owners, including voting via the Internet, by telephone or by mail, will depend on the voting processes of each broker or other nominee. If you are a beneficial owner of shares held in street name, you may vote your shares at the Special Meeting only if you obtain a legal proxy from the broker or other nominee holding your shares that gives you the right to vote the shares.

Beneficial owners of shares held in street name should follow the instructions provided by their broker or other nominee regarding how to revoke a previously submitted proxy.

Voting Deadlines

The Internet and telephone voting facilities will close at 11:59 p.m., Eastern Time, on August 21, 2019, the day before the Special Meeting. Stockholders may also vote by attending the Special Meeting and voting their shares during the meeting. Stockholders who submit a proxy via the Internet should be aware that they may incur costs to access the Internet, such as usage charges from telephone companies or internet service providers, and that these costs must be borne by such stockholders. Stockholders who submit a proxy via the Internet or by telephone need not return a proxy card or the form provided by your broker or other nominee.

YOUR VOTE IS VERY IMPORTANT!

We recommend that you promptly submit your proxy, even if you plan to attend the virtual Special Meeting.

Attending the Special Meeting

All stockholders that owned our common stock at the close of business on the Record Date for the Special Meeting, or their duly appointed proxies, may attend the virtual Special Meeting. Whether or not you plan to attend our virtual Special Meeting, we encourage you to submit your proxy or voting instructions as soon as possible. Submitting your vote prior to the Special Meeting will not affect your right to vote at the Special Meeting if you decide to attend; however, your attendance at the Special Meeting after having submitted a valid proxy will not in and of itself constitute a revocation of your proxy. You will be able to revoke a previously submitted proxy at the Special Meeting, by visiting www.virtualshareholdermeeting.com/ONCS2019SM, where you will be able to listen to the meeting live, submit questions and vote online.

10

Proxy Solicitation Costs

The accompanying proxy is solicited on behalf of the Board. We will pay for the cost of preparing, assembling, printing and mailing the proxy materials for the Special Meeting to our stockholders, as well as the cost of soliciting proxies for the Special Meeting. We may request brokers and other nominees holding shares in their names that are beneficially owned by others to solicit proxies for the Special Meeting from these beneficial owners, and we will reimburse these brokers and other nominees for their reasonable out-of-pocket expenses regarding these solicitations. Additionally, we have retained Morrow Sodali LLC, a proxy solicitation firm, to solicit proxies in connection with the Special Meeting at a cost of $10,000, plus out-of-pocket expenses. Proxies may be solicited by mail, personal interview, email, telephone, facsimile or via the Internet by Morrow Sodali LLC or, without additional compensation, by certain of our directors, officers and employees.

Householding

The SEC has adopted rules that allow a company to deliver a single set of proxy materials, and/or a complete copy of the proxy statement and proxy card to multiple stockholders who share the same address, unless contrary instructions have been received from a stockholder. This method of delivery, known as “householding,” permits companies to realize cost savings, reduces the amount of duplicate information stockholders receive and reduces the environmental impact of printing and mailing these materials to stockholders. We have adopted householding for the Special Meeting, and as a result, stockholders sharing an address will receive only one copy of our proxy materials. Upon our receipt of a written or oral request, we will deliver promptly, at no charge, a separate copy of the proxy materials for the Special Meeting to any stockholder at a shared address to which we have delivered a single copy of these materials. In addition, stockholders who share an address and receive a single copy of our proxy materials for the Special Meeting may submit a request to receive multiple copies of these materials for future special and annual meetings of our stockholders, and stockholders who share an address and receive multiple copies of our proxy materials for the Special Meeting may request to receive a single copy of these materials for our future meetings of stockholders. Any such requests should be directed to Broadridge Financial Solutions, Inc. “Broadridge”, either by calling (866) 540-7095, or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717.

11

PROPOSAL 1
APPROVAL OF AMENDMENT TO THE COMPANY’S ARTICLES OF
INCORPORATION to increase the number of authorized shares of common stock from 16,000,000 to 45,000,000

General

Our Articles of Incorporation currently authorize us to issue 16,000,000 shares of common stock, par value $0.0001 per share. Our Board of Directors has approved, and is seeking stockholder approval of, an amendment to our Articles (the “Amendment”) to increase the number of shares of common stock authorized for issuance by 29,000,000 shares, bringing the total number of authorized shares of common stock to 45,000,000 shares.

If the Amendment is approved by our stockholders, we intend to file the Amendment with the Secretary of State of Nevada, substantially in the form of Appendix A hereto, with the Secretary of State of Nevada as soon as practicable following the approval.

The Amendment is not intended to modify the rights of existing stockholders in any material respect. The additional shares of common stock to be authorized pursuant to the Amendment would have rights identical to the currently outstanding common stock of the Company. Our stockholders do not currently have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future, and therefore, future issuances of common stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of the existing stockholders.

The Board of Directors has unanimously determined that the Amendment is advisable and in the best interests of the Company and our stockholders, and recommends that our stockholders approve the Amendment.

Reasons for Increase

The Board of Directors believes that it is prudent to increase the authorized number of shares of common stock in order to maintain a reserve of shares available for immediate issuance to meet business needs, such as a strategic acquisition opportunity or equity offering, promptly as they arise. The Board of Directors believes that maintaining such a reserve will save time and money in responding to future events requiring the issuance of additional shares of common stock, such as strategic acquisitions or future equity offerings.

All authorized but unissued shares of common stock will be available for issuance from time to time for any proper purpose approved by the Board of Directors (including issuances in connection with issuances to raise capital, effect acquisitions or stock-based employee benefit plans), without further vote of the stockholders, except as required under applicable law or the Nasdaq Marketplace Rules. There are currently no arrangements, agreements or understandings for the issuance of the additional shares of authorized common stock except for issuances in the ordinary course of business. The Board of Directors does not presently intend to seek further stockholder approval of any particular issuance of shares unless such approval is required by law or the Nasdaq Marketplace Rules.

The Board of Directors recommends that you vote “FOR” approval of the amendment to our Articles of Incorporation to increase the number of authorized shares of common stock from 16,000,000 to 45,000,000.

12

PROPOSAL 2
APPROVAL OF AMENDMENT TO THE COMPANY’S ARTICLES OF
INCORPORATION TO AUTHORIZE THE ISSUANCE OF UP TO 5,000,000 SHARES
OF BLANK CHECK PREFERRED STOCK

General

Our Board has approved, subject to stockholder approval, an amendment to our Articles of Incorporation to authorize the issuance of 5,000,000 shares of blank check Preferred Stock (the “Blank Check Preferred Amendment”).

If the Blank Check Preferred Amendment is approved by our stockholders, we intend to file the Blank Check Preferred Amendment with the Secretary of State of Nevada, substantially in the form of Appendix A hereto, with the Secretary of State of Nevada as soon as practicable following the approval.

Outstanding Shares and Purpose of the Proposal

Our Articles of Incorporation currently do not authorize us to issue preferred stock. Upon filing with the Nevada Secretary of State, the Blank Check Preferred Amendment will authorize the issuance of up to 5,000,000 shares of preferred stock, $0.0001 par value. The Board of Directors will be authorized to fix the designations, rights, preferences, powers and limitations of each series of the preferred stock.

The term “blank check” preferred stock refers to stock which gives the Board of Directors of a corporation the flexibility to create one or more series of preferred stock, from time to time, and to determine the relative rights, preferences, powers and limitations of each series, including, without limitation: (i) the number of shares in each series, (ii) whether a series will bear dividends and whether dividends will be cumulative, (iii) the dividend rate and the dates of dividend payments, (iv) liquidation preferences and prices, (v) terms of redemption, including timing, rates and prices, (vi) conversion rights, (vii) any sinking fund requirements, (viii) any restrictions on the issuance of additional shares of any class or series, (ix) any voting rights and (x) any other relative, participating, optional or other special rights, preferences, powers, qualifications, limitations or restrictions. Any issuances of preferred stock by the Company will need to be approved by the Board of Directors.

Effects of Blank Check Preferred Amendment on Current Stockholders

The shares of preferred stock to be authorized pursuant to the Blank Check Preferred Amendment could be issued, at the discretion of the Board, for any proper corporate purpose, without further action by the stockholders other than as may be required by applicable law. The Company does not currently have any plan or proposal to issue any shares of preferred stock. Existing stockholders do not have preemptive rights with respect to future issuance of preferred stock by the Company and their interest in the Company could be diluted by such issuance with respect to earnings per share, voting, liquidation rights and book and market value.

13

The Board of Directors will have the power to issue the shares of preferred stock in one or more series with such preferences and voting rights as the Board of Directors may fix in the resolution providing for the issuance of such shares. The issuance of shares of preferred stock could affect the relative rights of the Company’s shares of common stock. Depending upon the exact terms, limitations and relative rights and preferences, if any, of the shares of preferred stock as determined by the Board of Directors at the time of issuance, the holders of shares of preferred stock may be entitled to a higher dividend rate than that paid on the common stock, a prior claim on funds available for the payment of dividends, a fixed preferential payment in the event of liquidation and dissolution of the Company, redemption rights, rights to convert their shares of preferred stock into shares of common stock, and voting rights which would tend to dilute the voting control of the Company by the holders of shares of common stock. Depending on the particular terms of any series of the preferred stock, holders thereof may have significant voting rights and the right to representation on the Company’s Board of Directors. In addition, the approval of the holders of shares of preferred stock, voting as a class or as a series, may be required for the taking of certain corporate actions, such as mergers.

The issuance of shares of preferred stock may have the effect of discouraging or thwarting persons seeking to take control of the Company through a tender offer, proxy fight or otherwise or seeking to bring about removal of incumbent management or a corporate transaction such as a merger. For example, the issuance of shares of preferred stock in a public or private sale, merger or in a similar transaction may, depending on the terms of the series of preferred stock dilute the interest of a party seeking to take over the Company. Further, the authorized preferred stock could be used by the Board of Directors for adoption of a stockholder rights plan or “poison pill.”

The Blank Check Preferred Amendment was not proposed in response to, or for the purpose of deterring, any current effort by a hostile bidder to obtain control of the Company or as an anti-takeover measure. It should be noted that any action taken by the Company to discourage an attempt to acquire control of the Company might result in stockholders not being able to participate in any possible premiums which might be obtained in the absence of anti-takeover provisions. Any transaction which may be so discouraged or avoided could be a transaction that the Company’s stockholders might consider to be in their best interests. However, the Board of Directors has a fiduciary duty to act in the best interests of the Company’s stockholders at all times.

The Board of Directors recommends that you vote “FOR” approval of the amendment to our Articles of Incorporation to provide the Board of Directors with the ability to issue 5,000,000 shares of blank check preferred stock.

14

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth certain information regarding the beneficial ownership of our common stock of (i) each person who, to our knowledge, owns more than 5% of our common stock as of June 26, 2019, (ii) each of our directors and named executive officers, and (iii) all of our current directors and executive officers as a group. Unless otherwise indicated in the footnotes to the table below, the address of each person named in the table is: c/o OncoSec Medical Incorporated, 24 N. Main Street, Pennington, NJ 08534.

Beneficial ownership is determined and calculated in accordance with applicable SEC rules, and generally includes sole or shared voting and/or investment power with respect to securities. These rules provide that shares of our common stock subject to options, warrants, restricted stock units or other rights that are currently exercisable or exercisable or subject to vesting within 60 days after June 26, 2019 are deemed to be beneficially owned and outstanding for purposes of computing the share and percentage ownership of the person holding such options, warrants, restricted stock units or other rights, but are not deemed outstanding for computing the percentage ownership of any other person.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (No. of Shares)	Percentage Beneficially Owned (%)(1)
Directors and Named Executive Officers
Daniel J. O’Connor (2)	269,978	2.48
Sara M. Bonstein (3)	33,463		*
Margaret Dalesandro, PhD (4)	3,333		*
Dr. James DeMesa (5)	24,525		*
Dr. Avtar Dhillon (6)	115,594	1.08
Punit S. Dhillon (7)	135,403	1.26
Joon Kim (8)	8,750		*
Robert Ward (8)	8,750		*
All directors, nominees and current executive officers as a group (8 persons)	599,797	5.40
5% Stockholders
Alpha Holdings, Inc. (9)	1,859,250	16.93
Armistice Capital, LLC (10)	550,158	5.2
Altium Capital Management, LP (11)	1,666,000	14.70

* Less than 1%.

15

(1)	Based on 10,616,740 shares of our common stock issued and outstanding as of June 26, 2019. Except as otherwise indicated, we believe the beneficial owners of our common stock listed in this table, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

(2)	Includes 6,250 RSUs to be vested and 253,229 shares of common stock issuable upon exercise of options currently exercisable or exercisable within 60 days after June 26, 2019.

(3)	Includes 3,906 RSUs to be vested and 4,125 shares of common stock issuable upon exercise of options currently exercisable or exercisable within 60 days after June 26, 2019.

(4)	Includes 3,333 shares of common stock issuable upon exercise of options currently exercisable or exercisable within 60 days after June 26, 2019.

(5)	Includes 23,275 shares of common stock issuable upon exercise of options currently exercisable or exercisable within 60 days after June 26, 2019.

(6)	Includes 66,042 shares of common stock issuable upon exercise of options currently exercisable or exercisable within 60 days after June 26, 2019.

(7)	Includes 112,708 shares of common stock issuable upon exercise of options currently exercisable or exercisable within 60 days after June 26, 2019.

(8)	Includes 8,750 shares of common stock issuable upon exercise of options currently exercisable or exercisable within 60 days after June 26, 2019.

(9)	Based solely upon a Schedule 13D/A filed on May 30, 2019 by Alpha Holdings, Inc. (“Alpha”) which includes 368,250 warrants. Alpha beneficially owns 1,491,000 shares of our common stock and has sole dispositive power as to 1,491,000 shares of our common stock. The address of Alpha is Smilegate Tower, 8th Floor, Pangyo-ro 344, Bundang-gu, Seongnam-si, Gyeonggi-do, South Korea.

(10)	Based solely upon a Schedule 13G filed on June 3, 2019 by Armistice Capital, LLC (“Armistice”). Armistice beneficially owns 550,158 shares of our common stock and has sole dispositive power as to 550,158 shares of our common stock. The address of Armistice is 510 Madison Avenue, 7th Floor, New York, NY 10022, USA.

(11)	Based solely upon a Schedule 13G filed on May 30, 2019 by Altium Capital Management LP (“Altium”) which includes 714,000 warrants. Altium beneficially owns 952,000 shares of our common stock and has sole dispositive power as to 952,000 shares of our common stock. The address of Altium is 551 5th Avenue, 19th Floor, New York, NY 10176, USA.

16

ADDITIONAL INFORMATION

Stockholder Proposals for Our Next Annual Meeting of Stockholders

The submission deadline for stockholder proposals to be included in our proxy materials for our next annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act is July 31, 2019. We suggest that stockholders submit any stockholder proposal by certified mail, return receipt requested. All such proposals must be in writing and sent to our Secretary at the address of our principal executive offices, and must otherwise comply with Rule 14a-8 in all respects.

In addition, under our bylaws, director nominees and other proposals may be presented at an annual meeting of stockholders only by or at the direction of the Board or by a stockholder who has given us timely written notice of the nomination or proposal. To be timely for our 2019 annual meeting of stockholders, (i) in the case of a stockholder seeking inclusion of a proposal (but not a director nominee) in our proxy materials, the stockholder’s notice must be delivered to or mailed and received by our Secretary at the address of our principal executive offices not less than 120 days or more than 180 days prior to the first anniversary date of the date on which the Company first mailed its proxy materials for the 2018 Annual Meeting. Therefore, in order to be considered timely for presentation at our 2019 annual meeting of stockholders, OncoSec must have received notice of such stockholder proposal no sooner than May 6, 2019 and no later than July 5, 2019. A stockholder’s notice must set forth, as to each director nominee or other proposal the stockholder proposes to bring before the meeting, all of the information required by our bylaws. Stockholders may obtain more information about these notice requirements by referencing a copy of our bylaws contained in the filings we make with the SEC, which are available through our website at www.oncosec.com or through the SEC’s website at www.sec.gov.

We will not entertain any director nominations or other proposals at our 2019 annual meeting of stockholders that do not meet the requirements set forth in our bylaws. Further, if we comply and the stockholder does not comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, we may exercise discretionary voting authority under proxies that we solicit to vote in accordance with our best judgment on any such stockholder proposal or director nominee.

Other Business at the Special Meeting

The Board of Directors is not aware of any matter to be presented at the Special Meeting that is not listed on the Notice of Special Meeting of Stockholders and discussed in this Proxy Statement. If other matters should properly come before the Special Meeting, the persons named in the accompanying proxy intend to vote all proxies in accordance with the recommendation of the Board or, if no such recommendation is given, in their own discretion.

By order of the Board of Directors,

/s/ Daniel J. O’Connor
Daniel J. O’Connor
Chief Executive Officer and President

Pennington, NJ

July 12, 2019

17

Appendix A

FORM OF

CERTIFICATE OF AMENDMENT TO

ARTICLES OF INCORPORATION

OF

ONCOSEC MEDICAL INCORPORATED

(Pursuant to NRS 78.385 and 78.390)

Pursuant to the provisions of the Nevada Revised Statutes, Chapter 78, the undersigned officer does hereby certify:

FIRST:	That the name of the Corporation is OncoSec Medical Incorporated (the “Corporation”).

SECOND:	That the directors of the Corporation unanimously adopted a resolution on May 30, 2019 which resolution approved an amendment to the Corporation’s Articles of Incorporation (the “Articles”), subject to stockholder approval in accordance with NRS 78.390.

THIRD:	That the stockholders of the Corporation have approved the following amendment to the Articles pursuant to NRS 78.385 and NRS 78.390, such amendment to become effective immediately upon filing with the Nevada Secretary of State:

Article 3 of the Corporation’s articles of incorporation is amended to read in full as follows:

3. Shares:

The Corporation is authorized to issue 2 classes of stock designated, respectively, “Common Stock” and “Preferred Stock.” The number of shares of Common Stock this Corporation is authorized to issue is 45,000,000 (par value per share equal to $0.0001), and the number of shares of Preferred Stock this Corporation is authorized to issue is 5,000,000 (par value per share equal to $0.0001).

The following is a statement of the rights, preferences, privileges and restrictions granted to or imposed upon each class of shares of the capital stock of the Corporation and the holders thereof.

A. COMMON STOCK

1. General. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights, preferences, privileges and restrictions of the holders of the Preferred Stock, if any, as determined by the Board of Directors pursuant to Subsection (B) below with respect to any series of Preferred Stock.

2. Voting. The holders of the Common Stock are entitled to 1 vote for each share of Common Stock held at all meetings of stockholders (and written actions in lieu of meetings); provided, however, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on the prescription, issuance or reissuance of any series of Preferred Stock by the Corporation pursuant to Subsection (B) below, whether pursuant to an amendment to the articles of incorporation, the filing of a certificate of designation, or otherwise, or on any amendment to the articles of incorporation, or any certificate of designation, that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such series of Preferred Stock are entitled, either separately or together with the holders of one or more other series of Preferred Stock, to vote thereon pursuant to the articles of incorporation, a certificate of designation, applicable law or otherwise.

3. Authorization of Additional Shares. The Corporation shall from time to time take all necessary action to amend the articles of incorporation to increase the authorized number of the shares of its Common Stock, to the minimum extent indicated, if at any time the number of shares of Common Stock remaining unissued and available for issuance shall not be sufficient to permit the conversion of any Preferred Stock or the exercise of options for Common Stock granted by the Corporation. No stockholder shall be entitled to vote with regard to, and no vote of stockholders shall be required with regard to, any amendment of the articles of incorporation adopted pursuant to the preceding sentence.

A-1

B. PREFERRED STOCK

1. Issuance and Reissuance. Preferred Stock may be issued from time to time in one or more series, each of such series to consist of such number of shares and to have such rights, privileges, preferences and restrictions as stated or expressed in the resolution prescribing such series adopted by the Board of Directors of the Corporation as hereinafter provided. Any shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law or by the terms of any series of Preferred Stock.

2. Blank Check Preferred Stock. Authority is hereby expressly granted to the Board of Directors from time to time to prescribe one or more series of Preferred Stock, and in connection with the prescription of any such series, by resolution to designate and to fix the number of shares of any such series and to determine and fix such voting powers, full or limited, or no voting powers, and such other rights, privileges, preferences, designations, limitations and restrictions of any wholly unissued series, including, without limitation thereof, dividend rights, special voting rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolution, all to the full extent now or hereafter permitted by Chapter 78 of the Nevada Revised Statutes or any successor thereto. Upon the Board of Directors’ prescription of any such series of Preferred Stock, an officer of the Corporation must file a certificate of designation to establish such series of Preferred Stock as provided by law. Without limiting the generality of the foregoing, and subject to the rights of any series of Preferred Stock then in existence, the resolution prescribing any series of Preferred Stock may provide that particular rights or preferences of such series shall be superior to or rank equally with or be junior to the corresponding rights or preferences of any other series of Preferred Stock to the full extent now or hereafter permitted by Chapter 78 of the Nevada Revised Statutes or any successor thereto. The Board of Directors, within any limits stated in the resolution of the Board of Directors originally prescribing the number of shares constituting any series of Preferred Stock, may increase or decrease (but not below the number of shares of such series then outstanding) the number of authorized shares of such series subsequent to the issue of shares of that series; if such increase or decrease is the only amendment being effected, no stockholder shall be entitled to vote with regard to, and no vote of stockholders (of any class and/or series) shall be required with regard to, any amendment of certificate of designation approved pursuant to this sentence.

IN WITNESS WHEREOF, this Certificate of Amendment to the Articles of Incorporation of OncoSec Medical Incorporated, is executed as of August [__], 2019.

Daniel J. O’Connor
Chief Executive Officer and President

A-2

oncosec
IMMUNOTHERAPIES

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ONCS2019SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E82855-S88301 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

ONCOSEC MEDICAL INCORPORATED

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

E82856-S88301

ONCOSEC MEDICAL INCORPORATED
Special Meeting of Stockholders
Virtually on August 22, 2019 at 10:00 a.m. Eastern Time
This proxy is solicited by the Board of Directors

The stockholders hereby appoint Daniel J. O'Connor, President, Chief Executive Officer and a Director of OncoSec Medical Incorporated, and Sara M. Bonstein, Chief Financial Officer, Chief Operating Officer and Corporate Secretary of OncoSec Medical Incorporated, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize each of them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of ONCOSEC MEDICAL INCORPORATED that the stockholders are entitled to vote at the Special Meeting of Stockholders to be held virtually on August 22, 2019 at 10:00 a.m. Eastern Time, and any adjournment or postponement thereof.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. YOUR PROXY IS BEING SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

Address Changes/Comments: ____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side